NOTE CANCELLATION AND RESTRUCTURING AGREEMENT


                  THIS NOTE CANCELLATION AND RESTRUCTURING AGREEMENT (this "Agreement"), made and entered into as of the 20th day of June, 1996 by and among MK Rail Corporation, a Delaware corporation ("MK Rail"), Morrison Knudsen Corporation, an Ohio corporation ("MKO"), and Morrison Knudsen Corporation, a Delaware corporation ("MKC").

                              W I T N E S S E T H:

                  WHEREAS, MKO owns approximately sixty-three percent (63%) of the issued and outstanding Common Stock of MK Rail; WHEREAS, MKC owns all of the outstanding Common Stock of MKO;

                  WHEREAS, pursuant to a Global Settlement Agreement (the "Global Settlement Agreement") dated as of June 15, 1995 between MKO and MKC (collectively, "MK") and MK Rail, MKO and MK Rail entered into a Note Agreement dated as of June 26, 1995 (the "Note Agreement") under which MK Rail issued a Note to MKO dated June 26, 1995 in the original principal amount of $52,200,000 (the "Note");

                  WHEREAS, the Note is subordinate to MK Rail's current credit facilities with its senior lenders as well as any replacement financing thereof (the "Senior Debt") pursuant to and in accordance with the Note Agreement and, in connection with its current credit facilities, pursuant to the Loan and Security Agreement (the "BABC Loan Agreement") dated as of August 31, 1995 between MK Rail and its subsidiaries and BankAmerica Business Credit, Inc. ("BABC"), as agent for the financial institutions named therein, as amended, and a related Subordination Agreement (the "Subordination Agreement") among MKC, BABC, as agent, and MK Rail;

                  WHEREAS, MK Rail has not made any cash payment under the Note due to restrictions contained in the BABC Loan Agreement and the Subordination Agreement;

                  WHEREAS, as a result of certain adjustments, as of the date hereof the principal amount of the Note is $52,094,568.

                  WHEREAS, as of May 24, 1996, interest in the amount of $4,120,101 had accrued on the Note and such interest plus all interest accrued on the Note since said date has not been paid;

                  WHEREAS,   MK   is   presently   planning   to   implement   a
recapitalization  of  MK  (the   "Recapitalization")   pursuant  to  a  Plan  of
Reorganization (the "Plan") to be filed with the United

States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), a draft of which plan (the "Draft Plan") dated June 10, 1996 has been delivered to MK Rail;

                  WHEREAS, pursuant to the Plan, among other things, it is contemplated that the Common Stock of MK Rail presently held by MKO will be distributed to certain holders of debt obligations of MKO and to a liquidating trust to be established as a part of the Plan;

                  WHEREAS, MK has requested that MK Rail make certain amendments to the Rights Agreement between MK Rail and Chemical Mellon Shareholder Services, L.L.C. (the "Rights Agent") dated as of January 19, 1996, as amended (the "Rights Plan"), to facilitate the obtaining by MK of the acceptances required to confirm the Plan;

                  WHEREAS, in connection with the Recapitalization and to facilitate the obtaining by MK of the acceptances needed to confirm the Plan, MK has requested that certain registration rights be granted MKO that are assignable to the parties that receive common stock of MK Rail as a part of the Plan;

                  WHEREAS, MK Rail is willing to grant such registration rights and to make the requested amendments to the Rights Plan in consideration for the agreement of MKO to certain corporate governance provisions that are binding on its transferees and in consideration for the agreement of MK to cancel the Note in full pursuant and subject to the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth below, the parties hereto, intending to be legally bound, covenant and agree as follows:

                  1. Concurrent Actions. Concurrently with the execution and delivery hereof, the following have occurred:

                  1.1 Stockholders Agreement. MK Rail and MKO have executed and delivered a Stockholders Agreement (the "Stockholders Agreement") in the form attached hereto as Exhibit A.

                  1.2 Rights Amendment. MK has received a copy of a Second Amendment to Rights Agreement (the "Rights Plan Amendment") in the form attached hereto as Exhibit B executed by MK Rail and the Rights Agent.

                  2. Conditions to Effectiveness and Actions Relating Thereto.

                  2.1 Conditions to Effectiveness. This Agreement and the Stockholders Agreement shall not be in force or effect until the following conditions have been satisfied (at which time they shall, automatically and without necessity of any further action by MK, MK Rail or any other person or entity, be in full force and effect):

                  (a) MK Rail has received a written consent or written consents (the "MK Creditor Consent") in form and substance reasonably satisfactory to MK Rail containing language substantially similar to the language set forth in Exhibit C hereto executed by the MK Requisite Creditors (as defined herein) whereby the MK Requisite Creditors consent to the execution and delivery by MKC and MKO of this Agreement and the Stockholders Agreement and to the consummation of the transactions contemplated hereby and thereby and undertake to support said transactions. For purposes hereof, the term "MK Requisite Creditors" shall mean the following creditors of MK: (a) creditors in each of the classes of creditors referenced as Classes MK-3, MK-6, MKO-3, MKO-6, S-3 and S-6 in the Draft Plan that constitute a majority in number and that hold at least two-thirds (2/3) in amount of the claims of each such class voting to accept or reject the Draft Plan and (b) the Majority Lenders, as defined in the Amended and Restated Override Agreement dated on October 10, 1995 among MKC, MKO, the Banks and Other Financial Institutions Named Therein, Mellon Bank, N.A., as agent for said banks and financial institutions and Bank of America National Trust and Savings Association, as Metra Agent (the "Override Agreement").

                  (b) Consent of BABC. MKC and MKO shall have received a written consent in form and substance reasonably satisfactory to MKC and MKO (the "BABC Consent") executed by BABC, acting as agent for MK Rail's secured lenders, whereby MK Rail's secured lenders consent to the execution and delivery of this Agreement and the Stockholders Agreement and to the consummation of the transactions contemplated hereby and thereby.

                  (c) MKO shall have presented or caused to be presented to MK Rail the certificate or certificates evidencing the shares of Common Stock of MK Rail owned by MKO and a legend shall have been placed thereon in accordance with the Stockholders Agreement.

                  2.2 Best Efforts to Obtain Consents. Each party agrees to use its best efforts to obtain the consents required to satisfy the conditions set forth in Section 2.1 hereof as promptly as practicable.

                  3. Motion to Bankruptcy Court. MK shall, within ten (10) days after filing its initial petition in the Bankruptcy Court, submit to the Bankruptcy Court a motion (the "Motion") in form and substance approved in writing by MK Rail, (which approval shall not be unreasonably withheld) requesting an order of the Bankruptcy Court in form and substance approved in writing by MK Rail assuming this Agreement and the Stockholders Agreement and approving the transactions contemplated hereby and thereby (the "Bankruptcy Court Approval"), and shall use its best efforts to obtain such order as promptly as practicable thereafter. Among other things, the Bankruptcy Court Approval shall approve an escrow arrangement in form and substance satisfactory to MKO and MK Rail as contemplated by Section 5.2 hereof.

                  4. Cancellation of Note. Subject to the terms and conditions contained herein, the Note, including all principal thereof and interest accrued thereon, shall be canceled and retired in full. The aggregate amount that must be paid to so cancel and retire the Note in full (the "Cancellation Amount") shall be Thirty-Four Million Five Hundred Thousand Dollars ($34,500,000). The Cancellation Amount shall be paid in two installments as set forth herein.

                  5.       First Closing of Note Cancellation.

                  5.1 Reduction Payment. On the First Closing Date (as defined herein), MK Rail shall make a payment (the "Reduction Payment") in immediately available funds in the amount of Six Million Nine Hundred Thousand Dollars ($6,900,000) plus interest accrued on said amount from the date hereof until the First Closing Date, calculated at a rate per annum equal to the rate of interest (the "Prime Rate") announced from time to time by PNC Bank, National Association as its Prime Rate (which rate shall automatically change with and as of the date of each announced change thereof).

                  5.2 Manner of Payment. If on the First Closing Date the Distribution Condition (as defined herein) has been satisfied or waived by MK Rail, the Reduction Payment shall be paid to or upon the order of MKO. If on the First Closing Date, the Distribution Condition has not been satisfied or waived by MK Rail, MK Rail shall pay the amount of the Reduction Payment to an escrow agent reasonably satisfactory to MK Rail and MKO to be held in escrow for the benefit of MKO and MK Rail in accordance with an escrow arrangement (the "Escrow Arrangement") approved as a part of the Bankruptcy Court Approval under which arrangement the amount held in escrow, including interest accrued thereon, shall not be subject to any right of offset, claim, demand, cause of action or other right any other party may have thereto, and under which arrangement (a) the amount of the Reduction Payment, together with all interest accrued thereon while it is held in escrow, will be disbursed to MKO upon satisfaction of the Distribution Condition or waiver thereof by MK Rail and (b) said amount, including all interest accrued thereon, will be disbursed to MK Rail if this Agreement is terminated in accordance with its terms prior to the time the Distribution Condition is satisfied or so waived, in which case there shall be no Debt Reduction (as defined in Section 5.4 below).

                  5.3 Distribution Condition. For purposes of this Agreement:

                  (a) The term "Distribution Condition" shall mean satisfaction of any one of the following conditions:

               (i) The Bankruptcy Court Approval shall have been entered and shall be a Final Order (as defined herein); or

               (ii) The  first  business  day both (A) that is at least ten (10)
                    days after entry of an order by the  Bankruptcy  Court which has not been stayed or set aside confirming a Plan that contains in all substantial respects the provisions (the "Mandatory Plan Provisions") set forth in Exhibit D hereto and that does not contain any provisions that are inconsistent with the terms hereof, the Stockholders Agreement or the Mandatory Plan Provisions (a "Conforming Plan") and (B) upon which all other conditions to the Effective Date of the Conforming Plan, other than those relating to the transactions contemplated hereby, have been satisfied or waived.

                  (b) The Distribution Condition may be waived by MK Rail in its sole discretion by a written notice or by payment of the Final Installment (as defined herein) to MKO.

                  (c) The term "Final Order" shall mean an order of the Bankruptcy Court which has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari has expired, and with respect to which no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been or may be filed has been dismissed or resolved by the highest court to which the order was appealed or from which certiorari was sought.

                  5.4 Effect of Disbursement of Reduction Payment to MKC. After the Reduction Payment is paid to MKO either directly by MK Rail or pursuant to the Escrow Arrangement, it shall constitute the first installment of the Cancellation Amount and shall, with no further action on the part of any party, be applied to cancel Seven Million Six Hundred Sixty Thousand Dollars ($7,660,000) of the principal amount of the Note, together with all interest accrued on said principal amount (the "Debt Reduction").

                  6. First Closing Date. The closing of the Debt Reduction (the "First Closing") shall occur at the corporate headquarters of MK Rail at 10:00 a.m. local time on earliest of the following dates (the "First Closing Date"):
(a) the first business day to occur after ten (10) days have elapsed following the issuance of the Bankruptcy Court Approval, (b) the date the Distribution Condition is satisfied or waived by MK Rail, or (c) such other day as is designated by MK Rail by at least three business days advance written notice to MKO; provided, however, that in any such case, the obligation of MK Rail to close the Debt Reduction shall be conditioned on satisfaction or waiver by MK Rail on the First Closing Date of all of the MK Rail First Closing Conditions (as defined herein) and the obligations of MKO to close the Debt Reduction shall be conditioned upon satisfaction or waiver on said date of the MKO First Closing Conditions (as defined herein).

                  7. Second Closing of Note Cancellation. On the Second Closing Date (as defined herein), MK Rail shall pay to or upon the order of MKO the sum of Twenty Seven Million Six Hundred Thousand Dollars ($27,600,000)
in immediately available funds (the "Final Installment"), representing the second and final installment of the Cancellation Amount, which shall fully satisfy all obligations of MK Rail under the Note, and MKO shall deliver the Note marked canceled to MK Rail (the "Note Cancellation"). In addition, in the event the Second Closing has not occurred on or before September 30, 1996 and such failure to close has not been caused by the default of MKC or MKO of any of their material obligations hereunder, MK Rail shall also pay to or upon the order of MKO, with the Final Installment, interest accrued on the amount of the Final Installment from September 30, 1996 through the date of payment, calculated at a per annum rate equal to the Prime Rate from time to time announced during said period. Upon such payment of the Final Installment, plus interest accrued thereon, if any, all obligations of the parties under the Note and the Note Agreement shall terminate and be of no further force or effect.

                  8. Second Closing Date. The closing of the Note Cancellation (the "Second Closing") shall occur at the corporate headquarters of MK Rail at 10:00 a.m. local time on the later of (a) the date the Distribution Condition has been satisfied or waived by MK Rail or (b) the date two (2) business days after the MK Rail Second Closing Conditions (as defined herein), other than the Distribution Condition, have been satisfied or waived by MK Rail and the MKO Second Closing Conditions have been satisfied or waived by MKO, or on such other date or at such other time or place as is mutually agreed by the parties hereto (the "Second Closing Date").

                  9. MK Rail First Closing Conditions. The obligations of MK Rail to consummate the transactions contemplated to occur at the First Closing are subject to the satisfaction on or prior to the First Closing Date, unless waived by MK Rail, in its sole discretion, of each of the following conditions (collectively referred to as the "MK Rail First Closing Conditions"), all of which shall be deemed to be waived by consummation by MK Rail of its obligations with respect to the said closing to the extent not satisfied:

                  9.1 Accuracy of Representations and Warranties. The representations and warranties of MKO and MKC herein contained shall be true and correct on and as of the First Closing Date in all material respects, with the same force and effect as though made on and, except for any set forth as of a specific date, as of such date, except as affected by the transactions contemplated hereby.

                  9.2 Performance of Agreements. MKO and MKC shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed or complied with by them at or prior to the First Closing Date.

                  9.3 Bankruptcy Court Action. The Bankruptcy Court Approval shall have been issued or the Distribution Condition shall have been satisfied.

                  9.4 No Injunctions. No judgment, order or decree shall have been issued by a court of competent jurisdiction, governmental agency or other tribunal that has the effect of enjoining, prohibiting or forbidding the consummation of the transactions contemplated hereby.

                  10. MKO First Closing Conditions. The obligations of MKO to consummate the transactions contemplated to be consummated at the First Closing are subject to the satisfaction on or prior to the First Closing Date unless waived by MKO, in its sole discretion, of each of the following conditions (collectively referred to as the "MKO First Closing Conditions"), all of which shall be deemed to be waived by consummation by MKO of its obligations with respect to the said closing to the extent not satisfied:

                  10.1 Accuracy of Representations and Warranties. The representations and warranties of MK Rail herein contained shall be true and correct on and as of the First Closing Date in all material respects, with the same force and effect as though made on and, except for any set forth as of a specific date, as of such date, except as affected by the transactions contemplated hereby.

                  10.2 Performance of Agreements. MK Rail shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed or complied with by it on or prior to the First Closing Date.

                  10.3 No Injunctions. No judgment, order or decree shall have been issued by a court of competent jurisdiction, government agency or other tribunal that has effect of enjoining, prohibiting or forbidding the consummation of the transactions contemplated hereby.

                  11. MK Rail Second Closing Conditions. The obligations of MK Rail to consummate the transactions contemplated to occur at the Second Closing are subject to the satisfaction on or prior to the Second Closing Date, unless waived by MK Rail, in its sole discretion, of each of the following conditions (collectively referred to as the "MK Rail Second Closing Conditions"), all of which shall be deemed to be waived by consummation by MK Rail of its obligations with respect to the said closing to the extent not satisfied:

                  11.1 Accuracy of Representations and Warranties. The representations and warranties of MK herein contained shall be true and correct on and as of the Second Closing Date in all material respects, with the same force and effect as though made on and, except for any set forth as of a specified date, as of such date, except as affected by the transactions contemplated hereby.

                  11.2 Performance of Agreements. MKO and MKC shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed or complied with by them at or prior to the Second Closing.

                  11.3 Sale of Alert Mfg. and Supply Co., Inc. MK Rail shall have consummated the sale, on terms and at a price satisfactory to MK Rail in its sole discretion, of all of the stock or substantially all of the assets of Alert Mfg. & Supply Co., Inc., an Illinois corporation and a wholly-owned subsidiary of Power Parts Company, an Illinois corporation and a wholly-owned subsidiary of MK Rail.

                  11.4 Sale of MK Gain, S.A. de C.V.. MK Rail shall have consummated the sale, on terms and at a price satisfactory to MK Rail in its sole discretion, of all of the stock or substantially all of the assets of MK Gain, S.A. de C.V., a wholly-owned subsidiary of MK Rail that conducts its business and operations in Mexico.

                  11.5 No Injunctions. No judgment, order or decree shall have been issued by a court of competent jurisdiction, government agency or other tribunal that has the effect of enjoining, prohibiting or forbidding the consummation of the transactions contemplated to occur at the Second Closing.

                  11.6 Distribution Condition. The Distribution Condition shall have been satisfied.

                  11.7 First Closing. The First Closing shall have occurred prior to or concurrently with the Second Closing.

                  12. MKO Second Closing Conditions. The obligations of MKO to consummate the transactions contemplated to occur at the Second Closing are subject to the satisfaction on or prior to the Second Closing Date, unless waived by MKO, in its sole discretion, of each of the following conditions (collectively referred to as the "MKO Second Closing Conditions"), all of which shall be deemed to be waived by consummation by MK of its obligations with respect to the said closing to the extent not satisfied:

                  12.1 Accuracy of Representations and Warranties. The representations and warranties of MK Rail herein contained shall be true and correct on and as of the Second Closing Date in all material respects, with the same force and effect as though made on and, except for any set forth as of a specific date, as of such date, except as affected by the transactions contemplated hereby.

                  12.2 Tender by MK Rail. MK Rail shall tender for payment to MKO the full amount of the Final Installment.

                  12.3 No Injunction. No judgment, order or decree shall have been issued by any court of competent jurisdiction, government agency or other tribunal that has the effect of enjoining, prohibiting or forbidding the consummation of the transactions contemplated hereby or by the Stockholders Agreement.

                  12.4 First Closing. The First Closing shall have occurred prior to or concurrently with the Second Closing.

                  13.      Affirmative Covenants.

                  13.1 Mandatory Plan Provisions. The Plan, when it becomes effective, shall contain the Mandatory Plan Provisions and shall not contain any provision that is inconsistent with the terms hereof, of the Stockholders Agreement or of the Mandatory Plan Provisions.
                  13.2 Best Efforts to Satisfy Certain Closing Conditions. MK Rail shall use its best efforts to cause the MK Rail Second Closing Conditions set forth in Sections 11.3 and 11.4 to be satisfied or, if in its sole discretion it determines that it is not in the best interests of MK Rail to consummate either of such transactions, to obtain financing on terms satisfactory to MK Rail in its sole discretion that will enable MK Rail to waive said conditions; provided, however, that MK Rail shall not be obligated to effect any transaction if in its sole discretion it determines in good faith that such transaction is not in its best interests.

                  13.3 Copies of Bankruptcy Court Actions. MKO shall give MK Rail copies of the motion requesting the Bankruptcy Court Approval, the Bankruptcy Court Approval, the Plan and amendments thereto, any order issued by the Bankruptcy Court confirming the Plan promptly after the filing or entry thereof, and any other pleadings or filings affecting MK Rail or the transactions contemplated herein.

                  13.4 Distribution of MK Rail Common Stock At the time any Common - Stock of MK Rail is distributed by MKO to any party, MKO shall provide to MK Rail an accurate list setting forth the name and address of each beneficial owner known to MK receiving said stock from MKO, the number of shares of Common Stock received by such owner and the number or numbers of the stock certificates representing such shares and the names of any custodians, nominees or agents holding shares for such beneficial owner (including, without limitation, street names in which any such certificates are held).


                  14. Representations and Warranties of MKO and MKC. MKO and MKC hereby jointly and severally represent and warrant to MK Rail as follows:

                  14.1 Organization; Power; Good Standing. MKO is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. MKC is a corporation duly organized and validly existing under the laws of the State of Delaware. MKO and MKC have all requisite corporate power and authority to enter into this Agreement and, in the case of MKO, the Stockholders Agreement, and to perform their respective obligations hereunder and thereunder.

                  14.2 Authority Relative to Agreement. The execution, delivery and performance of this Agreement by MKO and MKC and of the Stockholders Agreement by MKO have been duly and effectively authorized by all necessary corporate action. This Agreement and the Stockholders Agreement have been duly executed by MKO and MKC, as the case may be, and this Agreement and the Stockholders Agreement are the valid, legally binding and enforceable obligations of
MKO
and MKC, as the case may be, except as they may be limited or otherwise affected by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer and other similar laws of general application from time to time in effect relating to or affecting creditors' rights. Copies of the Articles of Incorporation, Code of Regulations and Resolutions of the Board of Directors of MKO authorizing the execution and delivery by MKO of this Agreement and the Stockholders Agreement and consummation of the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of MKO, together with a Good Standing Certificate issued by the Secretary of State of Ohio with respect to MKO within thirty (30) days of the date hereof and a certificate of the Secretary or Assistant Secretary of MKO setting forth the names, signatures and offices held by the officers authorized to execute this Agreement and the Stockholders Agreement, have been delivered to MK Rail. Copies of the Certificate of Incorporation, By-Laws and Resolutions of the Board of Directors of MKC approving this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of MKC, together with a Good Standing Certificate issued by the Secretary of State of Delaware with respect to MKC within thirty (30) days of the date hereof and a certificate of the Secretary or Assistant Secretary of MKC setting forth the names, signatures and offices of the officers duly authorized to execute this Agreement have been delivered to MK Rail.

                  14.3 Effect of Agreement. The execution, delivery and performance of this Agreement and the Stockholders Agreement by MKO and MKC, as the case may be, and the consummation of the transactions contemplated hereby and thereby will not (a) require the consent, approval, authorization, license, order, or permit of any person, corporation, partnership, joint venture or other business association or public authority, other than the Bankruptcy Court Approval and the MK Creditor Consent; (b) violate, with or without the giving of notice or the passage of time, or both, any provisions of law or any statute or any rule, regulation, order, award, judgment or decree of any court or governmental authority now applicable to MKO or MKC; or (c) conflict with or result in a breach or termination of any provision of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of MKO or MKC pursuant to any corporate charter, bylaw, indenture, mortgage, deed of trust, lease, contract, agreement or other instrument, or any order, judgment, award, decree, statute, ordinance, regulation or any other restriction of any kind or character, to which MKO or MKC is a party, or by which MKO or MKC is bound.

                  14.4 Title to Note; No Prior Transfer. MKO is the owner of the Note free and clear of any and all liens, claims and encumbrances of any kind or nature whatsoever other than the pledge (the "Pledge") of the Note to Mellon Bank, N.A. as agent under the Amended and Restated Credit Agreement dated as of July 31, 1995 among MKC, MKO, the Banks and Other Financial Institutions Named Therein and Mellon Bank as agent for said banks and financial institutions and the Override Agreement. MKO has and will continue to have at the First Closing Date and at the Second Closing Date good title to the Note and, subject to satisfaction of the

Distribution Condition, the absolute right, power and authority to sell, assign, transfer, cancel and deliver the Note to MK Rail, free and clear of all liens, pledges, encumbrances, security interests or other restrictions, other than those set forth in the Note Agreement and Subordination Agreement. Other than the Pledge, MKO has not previously sold, assigned or otherwise transferred any interest in the Note and no other party has any right, title or interest in and to the Note. The Note constitutes Collateral identified in the Asset Disposition Programs (as defined in the Override Agreement) and, accordingly, under the Override Agreement, its release may be authorized by the Majority Lenders (as defined therein).

                  15. Representations and Warranties of MK Rail. MK Rail hereby represents and warrants to MKO and MKC as follows:

                  15.1 Organization; Power; Good Standing. MK Rail is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. MK Rail has all requisite corporate power and authority to enter into this Agreement and the Stockholders Agreement and to perform its obligations hereunder and thereunder.

                  15.2 Authority Relative to Agreement. The execution, delivery and performance of this Agreement and the Stockholders Agreement by MK Rail have been duly and effectively authorized by all necessary corporate action by MK Rail. This Agreement and the Stockholders Agreement have been duly executed by MK Rail and are the valid, legally binding and enforceable obligations of MK Rail except as they may be limited or otherwise affected by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer and other similar laws of general application from time to time in effect relating to or affecting creditors' rights. Copies of the Certificate of Incorporation, By-Laws and Resolutions of the Board of Directors of MK Rail approving this Agreement, the Rights Plan Amendment, the Stockholders Agreement and the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of MK Rail, together with a Good Standing Certificate issued by the Secretary of State of Delaware with respect to MK Rail within thirty (30) days of the date hereof and a certificate of the Secretary or Assistant Secretary of MK Rail setting forth the names, signatures and offices of the officers duly authorized to execute this Agreement and the Stockholders Agreement, have been delivered to MKO.

                  15.3 Effect of Agreement. The execution, delivery and performance of this Agreement and the Stockholders Agreement by MK Rail and the consummation of the transactions contemplated hereby and thereby will not (i) require the consent, approval, authorization, license, order, or permit of any person, corporation, partnership, joint venture or other business association or public authority other than the BABC Consent; (ii) violate, with or without the giving of notice or the passage of time, or both, any provisions of law or any statute or any rule, regulation, order, award, judgment or decree of any court or governmental authority now applicable to MK Rail; or (iii) conflict with or result in a breach or termination of any provision of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of MK Rail, pursuant to any corporate charter, bylaw, indenture, mortgage, deed of trust, lease, contract, agreement or other instrument, or any order, judgment, award, decree, statute, ordinance, regulation or any other restriction of any kind or character, to which MK Rail is a party, or by which MK Rail is bound.
                  15.4 Rights Plan Amendments. The Board of Directors of MK Rail has adopted and approved the Rights Plan Amendment and such amendment is in full force and effect, subject to its terms.

                  16. Termination. This Agreement may be terminated only as follows:

                  16.1 Termination by Mutual Consent. By the mutual written agreement of the parties entered into at any time prior to the Second Closing Date, in which case all of the obligations of the parties not performed prior to the date of termination shall be of no further force or effect.

                  16.2 Termination by MK Rail. By MK Rail, by written notice to MKO, if the Second Closing has not occurred on or before December 31, 1996, and such failure to close has not been caused by the default by MK Rail of any of its material representations, warranties, agreements or covenants under this Agreement.

                  16.3 Termination by MKO. By MKO, by written notice to MK Rail, if either of the following occurs:

                  (a) If the Second Closing has not occurred on or before the latest of (i) August 30, 1996, (ii) the date sixty (60) days after the filing by MK of a petition under Title 11 of the United States Bankruptcy Code and of a Conforming Plan which has received the consents of the creditors described in clause (a) of the definition of MK Requisite Creditors or (iii) the date the Distribution Condition and the condition set forth in Section 11.5 hereof have been satisfied or waived by MK Rail, and such failure to close has not been caused by the default by MKO or MKC of any of their respective material representations, warranties, agreements or covenants under this Agreement.

                  (b) Effective on any date after December 31, 1996, if both (i) the Second Closing has not occurred on or before the termination date and such failure to close by said date has not been caused by a breach by MKO or MKC of any of their respective material representations, warranties, agreement or covenants under this Agreement and (ii) MKO has given MK Rail at least thirty
(30) days advance written notice of its intention to terminate under this subsection (b), which notice sets forth the proposed termination date, and MK Rail (A) has not prior to the proposed termination date given MKO written notice that it waives any MK Rail Second Closing Conditions that have not been satisfied and (B) has not tendered for payment to MKO the full amount of the Final Installment (and, to the extent not previously paid, the Reduction Payment) within five (5) business days after giving such written notice to MKO.

                  16.4  Effect  of  Termination.  (a) Upon a  termination  under
Section 16.2 or 16.3, any party who is not in default of its material representations, warranties, agreements and covenants under this Agreement shall have no further obligations hereunder. A failure to obtain a consent or approval or to consummate a transaction that is a condition to a closing shall not constitute such a default by a party provided, in the case of consents or approvals, that the party has complied with any obligation expressly set forth hereunder with respect to attempting to obtain such consent or approval. A termination under Section 16.2 or 16.3 hereof shall not excuse any party that is in default of any of its material representations, warranties, agreements or covenants under this Agreement from any liability the party may have to any other party as a result of such default.

                  (b) A termination hereunder shall have no effect on the Rights Plan Amendment, which shall be governed by its terms, or on the Debt Reduction, if the Reduction Payment has been delivered to MKC.

                  17. Transfer of Note. MKO shall not convey, negotiate, endorse, assign or otherwise transfer its right, title or interest in the Note to any party prior to the termination of this Agreement unless such party has agreed by a written agreement in form and substance satisfactory to MK Rail in its reasonable discretion to assume and be bound by all of the obligations of MKO under this Agreement. Notwithstanding the foregoing, it is understood that MKO has pledged and will continue to pledge the Note to secure its obligations to certain of its lenders that have expressly consented in writing to this Agreement and to the transactions contemplated hereby and the conditions and restrictions set forth herein, a copy of which consent has been provided to MK Rail as described in Section 1 hereof.

                  18. Further Assurances. MKO, MKC and MK Rail hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request of the other party hereto in connection with the transactions contemplated by this Agreement and the Stockholders Agreement.

                  19. Status of Note and Note Agreement. Unless and until the Second Closing occurs, and notwithstanding termination of this Agreement in accordance with its terms, the Note (reduced as provided herein if the Reduction Payment has been delivered to MKO) and the Note Agreement shall continue to be in full force and effect.

                  20. Restriction on Ownership Changes of MK Rail and MK. MK shall not, until after the Second Closing Date or the termination of this Agreement in accordance with its terms, transfer any Common Stock of MK Rail or permit any party to take, or to permit any other party to take, any other action or enter, or permit any other party to enter, into any agreement that could cause there to be an ownership change of MK Rail or MK for purposes of Section 382 of the Internal Revenue Code of 1986, as amended. Nothing herein that states that MK shall not permit a third party to act in a certain manner shall be deemed to require MK to take any action with respect to a third party over which it does not have control unless by contract or otherwise the action in question cannot be taken by the third party without the consent or approval or other action of either MK or a party which is controlled by MK.

                  21. No Effect on Other Rights and Obligations Among the Parties. Except as expressly provided herein, in the Stockholders Agreement or the Rights Amendment, neither this Agreement nor the Stockholders Agreement, nor the consummation of the transactions contemplated hereby or thereby, nor the Plan, shall in any way affect or impair or constitute a waiver or release of any rights or obligations of the parties hereto.

                  22. Governing Law. This Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed in accordance with, the laws of the State of Delaware without regard to conflicts of laws principles.

                  23.  Notices.  All  notices,   requests,   demands  and  other
communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or by registered or certified mail or recognized overnight delivery service,
return  receipt   requested,   charges  prepaid,   or  by  confirmed   facsimile
transmission:

                           (a)      If to MK Rail, to:

                                    MK Rail Corporation
                                    1200 Reedsdale Street
                                    Pittsburgh, Pennsylvania 15233
                                    Attention:  Chairman
                                    FAX:  (412) 321-0111
                                    Confirm:  (412) 237-2250

                                    With a copy to:

                                    Michael A. Weiss, Esq.
                                    Doepken Keevican & Weiss
                                    37th Floor, USX Tower
                                    600 Grant Street
                                    Pittsburgh, Pennsylvania 15219
                                    FAX:  (412) 355-2609
                                    Confirm:  (412) 355-2614

                           (b)      If to MKO or MKC, to:

                                    Morrison Knudsen Corporation
                                    720 Park Boulevard
                                    Boise, Idaho  83712
                                    Attention:  President
                                    FAX:    [(208) 386-7186]
                                    Confirm: [(208) 386-5000]

                                    With a copy to:

                                    Robert Dean Avery, Esq.
                                    Jones, Day, Reavis & Pogue
                                    Suite 4600
                                    555 West Fifth Street
                                    Los Angeles, California  90013-1025
                                    FAX:  (213) 243-2539
                                    Confirm: (213) 489-3939

                                       and

                                    Mellon Bank, N.A.
                                    One Mellon Bank Center
                                    Pittsburgh, PA  15219-1886
                                    Attention:  Alan Kopolow
                                    FAX:  (412) 234-0286
                                    Confirm: (412) 236-1013

                  24. Interpretation. The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  25. Entire Agreement; Amendment; Waiver. This Agreement and the Stockholders Agreement and the exhibits hereto constitute the entire agreement between the parties regarding the subject matter hereof. Subject to
Section 16.4(b) hereof and Section 12.8 of the Stockholders Agreement, it is acknowledged and agreed that said documents evidence and effect one and the same integrated transaction and that the consideration for any and all agreements, releases, promises, or obligations of one party to the other under said documents consists of all of the agreements, releases, covenants, promises and obligations of the other party contained in all of said documents. This Agreement may not be amended or altered in any manner unless such amendment or alteration is in writing and signed by each of MKO, MKC and MK Rail. No covenant or condition or any other part of this Agreement may be waived except by written instrument signed and made a part hereof by MKO, MKC and MK Rail. The failure of any party hereto to enforce any of the provisions of this Agreement or the waiver thereof in any instance will not be construed as a general waiver or relinquishment on its part of any such provisions, but the same will be and remain in full force and effect. Notwithstanding the foregoing, it is understood and agreed that the Note and the transactions relating thereto are also governed by the Note Purchase Agreement and the Global Settlement Agreement.

                  26. Successors and Assigns. This Agreement shall be binding upon MKO, MKC and MK Rail and their respective successors and assigns, and shall inure to the benefit of MKO, MKC and MK Rail and their respective successors and assigns. No party hereto shall have any right to assign its rights or delegate its duties under this Agreement without the other parties' prior written consent.

                  27. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed and delivered this Agreement as of the date first above written.

                             MK RAIL CORPORATION

                             By:_________________________

                             John C. Pope, Chairman

                             MORRISON KNUDSEN CORPORATION
                             an Ohio corporation


                             By:_________________________

                             Name:
                             Title:



                             MORRISON KNUDSEN CORPORATION
                             a Delaware corporation


                             By:_________________________

                             Name:
                             Title: